EX-99.a.29

DFA INVESTMENT DIMENSIONS GROUP INC.

ARTICLES SUPPLEMENTARY TO THE CHARTER

DFA INVESTMENT DIMENSIONS GROUP INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the “Corporation”) and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, hereby certifies, in accordance with the requirements of Section 2-208 and/or 2-208.1 of the Maryland General Corporation Law (the “MGCL”), to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue a total of Fourteen Billion (14,000,000,000) shares of stock, with a par value of One Cent ($0.01) per share, having an aggregate par value of One Hundred Forty Million Dollars ($140,000,000), all of which shall be considered common stock. The allocation of shares of common stock to each of its fifty-eight existing classes of common stock (each a “Class” and collectively the “Classes”) is as follows:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated
The U.S. Large Company Portfolio Shares	250,000,000

U.S. Micro Cap Portfolio Institutional Shares	650,000,000

The DFA One-Year Fixed Income Portfolio Shares	600,000,000

The DFA Five-Year Government Portfolio Shares	300,000,000

The United Kingdom Small Company Portfolio Institutional Shares	70,000,000

The Japanese Small Company Portfolio Institutional Shares	50,000,000

The Continental Small Company Portfolio Institutional Shares	50,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	300,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	550,000,000

Asia Pacific Small Company Portfolio Institutional Shares	50,000,000

The Large Cap International Portfolio Shares	250,000,000

U.S. Small Cap Portfolio Shares	450,000,000

U.S. Small Cap Value Portfolio Institutional Shares	650,000,000

The U.S. Large Cap Value Portfolio Shares	550,000,000

The DFA Real Estate Securities Portfolio Shares	300,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated
LWAS/DFA International High Book to Market Portfolio Shares	100,000,000

The Emerging Markets Portfolio Shares	300,000,000

DFA International Small Cap Value Portfolio Institutional Shares	650,000,000

VA U.S. Large Value Portfolio Shares	50,000,000

VA Global Bond Portfolio Shares	50,000,000

VA U.S. Targeted Value Portfolio Shares	50,000,000

VA International Value Portfolio Shares	50,000,000

VA International Small Portfolio Shares	50,000,000

The VA Short-Term Fixed Portfolio Shares	50,000,000

Enhanced U.S. Large Company Portfolio Shares	200,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	600,000,000

International Small Company Portfolio Shares	550,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	150,000,000

U.S. Targeted Value Portfolio Shares	150,000,000

Emerging Markets Value Portfolio Shares	400,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	300,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	200,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	350,000,000

Tax-Managed DFA International Value Portfolio Shares	300,000,000

Tax-Managed U.S. Equity Portfolio Shares	250,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	200,000,000

Emerging Markets Core Equity Portfolio Shares	250,000,000

U.S. Core Equity 1 Portfolio Shares	250,000,000

U.S. Core Equity 2 Portfolio Shares	450,000,000

U.S. Vector Equity Portfolio Shares	250,000,000

International Core Equity Portfolio Shares	300,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated
Emerging Markets Social Core Equity Portfolio Shares	100,000,000

DFA Inflation-Protected Securities Portfolio Shares	150,000,000

DFA International Real Estate Securities Portfolio Shares	150,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	100,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	100,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	100,000,000

CSTG&E International Social Core Equity Portfolio Shares	100,000,000

U.S. Social Core Equity 2 Portfolio Shares	100,000,000

U.S. Sustainability Core 1 Portfolio	100,000,000

International Sustainability Core 1 Portfolio	100,000,000

DFA Selectively Hedged Global Fixed Income Portfolio – Institutional Class	100,000,000

T.A. World ex U.S. Core Equity Portfolio – Institutional Class	100,000,000

DFA Global Real Estate Securities Portfolio	100,000,000

DFA International Value ex Tobacco Portfolio	100,000,000

International Vector Equity Portfolio	100,000,000

DFA Short-Term Extended Quality Portfolio – Institutional Class	100,000,000

DFA Intermediate-Term Extended Quality Portfolio – Institutional Class	100,000,000

In addition, 630,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following sub-classes (each a “Sub-Class” and collectively, the “Sub-Classes”):

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated
The U.S. Large Company Portfolio Shares – Institutional Class	200,000,000

The U.S. Large Company Portfolio Shares – Class R1	25,000,000

The U.S. Large Company Portfolio Shares – Class R2	25,000,000

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	550,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	25,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	250,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	25,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	250,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated
The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	25,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	25,000,000

The Large Cap International Portfolio Shares – Institutional Class	200,000,000

The Large Cap International Portfolio Shares – Class R1	25,000,000

The Large Cap International Portfolio Shares – Class R2	25,000,000

U.S. Small Cap Portfolio Shares – Institutional Class	400,000,000

U.S. Small Cap Portfolio Shares – Class R1	25,000,000

U.S. Small Cap Portfolio Shares – Class R2	25,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	500,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	25,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	25,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	250,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	25,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	25,000,000

The Emerging Markets Portfolio Shares – Institutional Class	250,000,000

The Emerging Markets Portfolio Shares – Class R1	25,000,000

The Emerging Markets Portfolio Shares – Class R2	25,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	150,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	25,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

Enhanced U.S. Large Company Portfolio Shares – Class R2	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	550,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	25,000,000

International Small Company Portfolio Shares – Institutional Class	500,000,000

International Small Company Portfolio Shares – Class R1	25,000,000

International Small Company Portfolio Shares – Class R2	25,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	100,000,000

U.S. Targeted Value Portfolio Shares – Class R1	25,000,000

U.S. Targeted Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	350,000,000

Emerging Markets Value Portfolio Shares – Class R1	25,000,000

Emerging Markets Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	200,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	25,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	25,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	200,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	25,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	25,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	400,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	25,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	25,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	200,000,000

U.S. Vector Equity Portfolio Shares – Class R1	25,000,000

U.S. Vector Equity Portfolio Shares – Class R2	25,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

International Core Equity Portfolio Shares – Institutional Class	250,000,000

International Core Equity Portfolio Shares – Class R1	25,000,000

International Core Equity Portfolio Shares – Class R2	25,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	25,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	25,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	100,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	25,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	25,000,000

SECOND: The Board of Directors of the Corporation has adopted a resolution classifying and allocating Three Hundred and Fifty Million (350,000,000) shares of the unallocated and unissued common stock (par value $0.01 per share), as follows: Fifty Million (50,000,000) shares were allocated to the Class designated as “U.S. Targeted Value Portfolio Shares” and further allocated to the Sub-Class designated as “U.S. Targeted Value Portfolio Shares – Institutional Class”; One Hundred and Twenty-Five Million (125,000,000) shares were allocated to the Class designated as “International Core Equity Portfolio Shares” and further allocated to the Sub-Class designated as “International Core Equity Portfolio Shares – Institutional Class”; Fifty Million (50,000,000) shares were allocated to the Class designated as “DFA International Real Estate Securities Portfolio Shares” and further allocated to the Sub-Class designated as “DFA International Real Estate Securities Portfolio Shares – Institutional Class”; Twenty-Five Million (25,000,000) shares were allocated to the Class designated as “U.S. Core Equity 1 Portfolio Shares” and further allocated to the Sub-Class designated as “U.S. Core Equity 1 Portfolio Shares – Institutional Class”; and One Hundred Million (100,000,000) shares were allocated to the Class designated “T.A. U.S. Core Equity 2 Portfolio Institutional Shares.”

THIRD: Following the aforesaid classifications, allocations and designations, the total number of shares of common stock which the Corporation is authorized to issue is Fourteen Billion (14,000,000,000) shares, with a par value of One Cent ($0.01) per share and an aggregate par value of One Hundred Forty Million Dollars ($140,000,000). The allocation of shares of common stock to each of the fifty-eight Classes is as follows:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares	250,000,000

U.S. Micro Cap Portfolio Institutional Shares	650,000,000

The DFA One-Year Fixed Income Portfolio Shares	600,000,000

The DFA Five-Year Government Portfolio Shares	300,000,000

The United Kingdom Small Company Portfolio Institutional Shares	70,000,000

The Japanese Small Company Portfolio Institutional Shares	50,000,000

The Continental Small Company Portfolio Institutional Shares	50,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares	300,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares	550,000,000

Asia Pacific Small Company Portfolio Institutional Shares	50,000,000

The Large Cap International Portfolio Shares	250,000,000

U.S. Small Cap Portfolio Shares	450,000,000

U.S. Small Cap Value Portfolio Institutional Shares	650,000,000

The U.S. Large Cap Value Portfolio Shares	550,000,000

The DFA Real Estate Securities Portfolio Shares	300,000,000

LWAS/DFA International High Book to Market Portfolio Shares	100,000,000

The Emerging Markets Portfolio Shares	300,000,000

DFA International Small Cap Value Portfolio Institutional Shares	650,000,000

VA U.S. Large Value Portfolio Shares	50,000,000

VA Global Bond Portfolio Shares	50,000,000

VA U.S. Targeted Value Portfolio Shares	50,000,000

VA International Value Portfolio Shares	50,000,000

VA International Small Portfolio Shares	50,000,000

The VA Short-Term Fixed Portfolio Shares	50,000,000

Enhanced U.S. Large Company Portfolio Shares	200,000,000

DFA Two-Year Global Fixed Income Portfolio Shares	600,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

International Small Company Portfolio Shares	550,000,000

Emerging Markets Small Cap Portfolio Institutional Shares	150,000,000

U.S. Targeted Value Portfolio Shares	200,000,000

Emerging Markets Value Portfolio Shares	400,000,000

Tax-Managed U.S. Targeted Value Portfolio Shares	300,000,000

Tax-Managed U.S. Small Cap Portfolio Shares	200,000,000

Tax-Managed U.S. Marketwide Value Portfolio Shares	350,000,000

Tax-Managed DFA International Value Portfolio Shares	300,000,000

Tax-Managed U.S. Equity Portfolio Shares	250,000,000

DFA Short-Term Municipal Bond Portfolio Institutional Shares	200,000,000

Emerging Markets Core Equity Portfolio Shares	250,000,000

U.S. Core Equity 1 Portfolio Shares	275,000,000

U.S. Core Equity 2 Portfolio Shares	450,000,000

U.S. Vector Equity Portfolio Shares	250,000,000

International Core Equity Portfolio Shares	425,000,000

Emerging Markets Social Core Equity Portfolio Shares	100,000,000

DFA Inflation-Protected Securities Portfolio Shares	150,000,000

DFA International Real Estate Securities Portfolio Shares	200,000,000

DFA California Short-Term Municipal Bond Portfolio Institutional Shares	100,000,000

T.A. U.S. Core Equity 2 Portfolio Institutional Shares	200,000,000

CSTG&E U.S. Social Core Equity 2 Portfolio Shares	100,000,000

CSTG&E International Social Core Equity Portfolio Shares	100,000,000

U.S. Social Core Equity 2 Portfolio Shares	100,000,000

U.S. Sustainability Core 1 Portfolio	100,000,000

International Sustainability Core 1 Portfolio	100,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

DFA Selectively Hedged Global Fixed Income Portfolio – Institutional Class	100,000,000

T.A. World ex U.S. Core Equity Portfolio – Institutional Class	100,000,000

DFA Global Real Estate Securities Portfolio	100,000,000

DFA International Value ex Tobacco Portfolio	100,000,000

International Vector Equity Portfolio	100,000,000

DFA Short-Term Extended Quality Portfolio – Institutional Class	100,000,000

DFA Intermediate-Term Extended Quality Portfolio – Institutional Class	100,000,000

In addition, 280,000,000 shares of common stock of the Corporation remain unallocated and undesignated.

The shares of common stock of the Corporation with a par value of One Cent ($0.01) per share allocated to the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

have been further classified into the following Sub-Classes:

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

The U.S. Large Company Portfolio Shares – Institutional Class	200,000,000

The U.S. Large Company Portfolio Shares – Class R1	25,000,000

The U.S. Large Company Portfolio Shares – Class R2	25,000,000

The DFA One-Year Fixed Income Portfolio Shares – Institutional Class	550,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA One-Year Fixed Income Portfolio Shares – Class R2	25,000,000

The DFA Five-Year Government Portfolio Shares – Institutional Class	250,000,000

The DFA Five-Year Government Portfolio Shares – Class R1	25,000,000

The DFA Five-Year Government Portfolio Shares – Class R2	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Institutional Class	250,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA Intermediate Government Fixed Income Portfolio Shares – Class R2	25,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Institutional Class	500,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R1	25,000,000

The DFA Five-Year Global Fixed Income Portfolio Shares – Class R2	25,000,000

The Large Cap International Portfolio Shares – Institutional Class	200,000,000

The Large Cap International Portfolio Shares – Class R1	25,000,000

The Large Cap International Portfolio Shares – Class R2	25,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

U.S. Small Cap Portfolio Shares – Institutional Class	400,000,000

U.S. Small Cap Portfolio Shares – Class R1	25,000,000

U.S. Small Cap Portfolio Shares – Class R2	25,000,000

The U.S. Large Cap Value Portfolio Shares – Institutional Class	500,000,000

The U.S. Large Cap Value Portfolio Shares – Class R1	25,000,000

The U.S. Large Cap Value Portfolio Shares – Class R2	25,000,000

The DFA Real Estate Securities Portfolio Shares – Institutional Class	250,000,000

The DFA Real Estate Securities Portfolio Shares – Class R1	25,000,000

The DFA Real Estate Securities Portfolio Shares – Class R2	25,000,000

The Emerging Markets Portfolio Shares – Institutional Class	250,000,000

The Emerging Markets Portfolio Shares – Class R1	25,000,000

The Emerging Markets Portfolio Shares – Class R2	25,000,000

Enhanced U.S. Large Company Portfolio Shares – Institutional Class	150,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R1	25,000,000

Enhanced U.S. Large Company Portfolio Shares – Class R2	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Institutional Class	550,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R1	25,000,000

DFA Two-Year Global Fixed Income Portfolio Shares – Class R2	25,000,000

International Small Company Portfolio Shares – Institutional Class	500,000,000

International Small Company Portfolio Shares – Class R1	25,000,000

International Small Company Portfolio Shares – Class R2	25,000,000

U.S. Targeted Value Portfolio Shares – Institutional Class	150,000,000

U.S. Targeted Value Portfolio Shares – Class R1	25,000,000

U.S. Targeted Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Value Portfolio Shares – Institutional Class	350,000,000

Class Designation	Number of Shares of Common Stock (per value $0.01 per share) Allocated

Emerging Markets Value Portfolio Shares – Class R1	25,000,000

Emerging Markets Value Portfolio Shares – Class R2	25,000,000

Emerging Markets Core Equity Portfolio Shares – Institutional Class	200,000,000

Emerging Markets Core Equity Portfolio Shares – Class R1	25,000,000

Emerging Markets Core Equity Portfolio Shares – Class R2	25,000,000

U.S. Core Equity 1 Portfolio Shares – Institutional Class	225,000,000

U.S. Core Equity 1 Portfolio Shares – Class R1	25,000,000

U.S. Core Equity 1 Portfolio Shares – Class R2	25,000,000

U.S. Core Equity 2 Portfolio Shares – Institutional Class	400,000,000

U.S. Core Equity 2 Portfolio Shares – Class R1	25,000,000

U.S. Core Equity 2 Portfolio Shares – Class R2	25,000,000

U.S. Vector Equity Portfolio Shares – Institutional Class	200,000,000

U.S. Vector Equity Portfolio Shares – Class R1	25,000,000

U.S. Vector Equity Portfolio Shares – Class R2	25,000,000

International Core Equity Portfolio Shares – Institutional Class	375,000,000

International Core Equity Portfolio Shares – Class R1	25,000,000

International Core Equity Portfolio Shares – Class R2	25,000,000

DFA Inflation-Protected Securities Portfolio Shares – Institutional Class	100,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R1	25,000,000

DFA Inflation-Protected Securities Portfolio Shares – Class R2	25,000,000

DFA International Real Estate Securities Portfolio Shares – Institutional Class	150,000,000

DFA International Real Estate Securities Portfolio Shares – Class R1	25,000,000

DFA International Real Estate Securities Portfolio Shares – Class R2	25,000,000

FOURTH: A description of the shares of the following Classes:

The U.S. Large Company Portfolio Shares;

The DFA One-Year Fixed Income Portfolio Shares;

The DFA Five-Year Government Portfolio Shares;

The DFA Intermediate Government Fixed Income Portfolio Shares;

The DFA Five-Year Global Fixed Income Portfolio Shares;

The Large Cap International Portfolio Shares;

U.S. Small Cap Portfolio Shares;

The U.S. Large Cap Value Portfolio Shares;

The DFA Real Estate Securities Portfolio Shares;

The Emerging Markets Portfolio Shares;

Enhanced U.S. Large Company Portfolio Shares;

DFA Two-Year Global Fixed Income Portfolio Shares;

International Small Company Portfolio Shares;

U.S. Targeted Value Portfolio Shares;

Emerging Markets Value Portfolio Shares;

Emerging Markets Core Equity Portfolio Shares;

U.S. Core Equity 1 Portfolio Shares;

U.S. Core Equity 2 Portfolio Shares;

U.S. Vector Equity Portfolio Shares;

International Core Equity Portfolio Shares;

DFA Inflation-Protected Securities Portfolio Shares; and

DFA International Real Estate Securities Portfolio Shares;

and the Sub-Classes thereof, as well as any other Class hereafter divided into Sub-Classes, unless otherwise provided in the Articles Supplementary creating Sub-Classes with respect to one or more Classes of Shares, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation, is as follows:

The holder of each share of each Class and Sub-Class shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name on the books of the Corporation. All shares of the Classes and Sub-Classes then issued and outstanding and entitled to vote, irrespective of Class or Sub-Class, shall be voted in the aggregate and not by Class or Sub-Class, except: (1) when otherwise expressly provided by the Maryland General Corporation Law; (2) when required by the 1940 Act, shares shall be voted by Class or Sub-Class; and (3) when a matter to be voted upon does not affect any interest of a particular Class or Sub-Class, then only shareholders of the affected Class(es) or Sub-Class(es) shall be entitled to vote thereon.

Each share of each Class and Sub-Class shall have the following preferences and special rights, restrictions, and limitations:

(1) All consideration received by the Corporation for the issue or sale of stock of a Class (or a Sub-Class), together with all income, earnings, profits, and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class (or Sub-Class) of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors.

(2) Dividends or distributions on shares of a Class (or a Sub-Class) and redemptions of any Class (or Sub-Class) shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such Class (or Sub-Class).

(3) The Corporation may deduct from the proceeds of redemption of shares of each Class (or Sub-Class) (other than shares of The DFA One-Year Fixed Income Portfolio Shares) the cost incurred in liquidating investment securities to pay redemptions in cash as set forth in the By-Laws.

(4) In the event of the liquidation or dissolution of the Corporation, holders of each Class (or Sub-Class) shall be entitled to receive, as a Class (or a Sub-Class), out of the assets of the Corporation available for distribution to shareholders, but other than general assets not belonging to any particular Class (or Sub-Class), the assets belonging to such Class (or Sub-Class); and the assets so distributable to the shareholders of any Class (or Sub-Class) shall be distributed among such shareholders in proportion to the asset value of the respective Classes (or Sub-Classes). In addition such holders shall be entitled to receive their proportionate share of assets of the Corporation which do not belong solely to any particular Class (or Sub-Class), as determined by the Board of Directors.

(5) The assets belonging to each Class (or Sub-Class) shall be charged with the liabilities in respect to such Class (or Sub-Class), and shall also be charged with their share of the general liabilities of the Corporation as determined by the Board of Directors, and such determination shall be conclusive for all purposes.

FIFTH: The shares aforesaid have been duly classified by the Board of Directors pursuant to authority contained in the Charter of the Corporation and, to the extent applicable, in accordance with Sections 2-105(c), 2-208 and/or 2-208.1 of the MGCL.

SIXTH: These Articles Supplementary shall become effective upon filing.

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IN WITNESS WHEREOF, DFA Investment Dimensions Group Inc. has caused these Articles Supplementary to be signed and acknowledged in its name and on its behalf by its Vice President and attested to by its Assistant Secretary on this 18th day of December, 2008; and its Vice President acknowledges that these Articles Supplementary are the act of DFA Investment Dimensions Group Inc., and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:		DFA INVESTMENT DIMENSIONS GROUP INC.

By:	/s/Valerie A. Brown	By:	/s/Jeff J. Jeon
	Valerie A. Brown, Assistant Secretary		Jeff J. Jeon, Vice President